Other Operating (Losses) Gains, Net	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Other Operating (Losses) Gains, Net

Note 6: Other Operating (Losses) Gains, Net

In 2017, other operating losses, net, of $36 million included expense associated with contingent consideration and a gain from the sale of a portion of an investment. The contingent consideration is payable to non-controlling interests of Financial & Risk’s Tradeweb business in additional common shares of the Tradeweb business, based upon financial performance measures.

In 2016, other operating gains, net, of $8 million included a $31 million gain on the sale of two Canadian wholly owned subsidiaries to a company affiliated with The Woodbridge Company Limited (“Woodbridge”), the Company’s principal shareholder (see note 29). These gains were partly offset by costs associated with acquisitions and expenses associated with contingent consideration payable to non-controlling interests of the Tradeweb business.